Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE HIGH INCOME FUND (THE "FUND"), A SERIES OF CREDIT SUISSE OPPORTUNITY FUNDS

The following information supersedes certain information in the Fund's Prospectuses and Statement of Additional Information.

On April 1, 2011, the Board of Trustees of Credit Suisse Opportunity Funds (the "Board") approved certain changes to the principal investment strategies of the Fund to emphasize investments in Senior Loans (as defined below). The Fund will continue to invest at least 80% of its assets, plus any borrowings for investment purposes, in high yield, fixed income securities.

To reflect the changes to the principal investment strategies, the Fund's name will be changed to Credit Suisse Floating Rate High Income Fund.

In addition, the Fund's portfolio management team will be expanded. John G. Popp, a Managing Director of Credit Suisse, and David H. Lerner, a Managing Director of Credit Suisse, will join Thomas Flannery and Wing Chan, the current portfolio managers of the Fund, all of whom are members of the Credit Suisse Credit Investments Group Team.

The Fund's Prospectuses are updated as set out below. The changes described will take effect on June 3, 2011.

Changes to Principal Investment Strategies and Principal Risks

The following paragraph replaces the paragraph under the section entitled "Principal Investment Strategies":

The fund invests at least 80% of its assets, plus any borrowings for investment purposes, in high yield, fixed income securities. The high yield, fixed income securities in which the fund will invest will primarily consist of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Under normal market conditions, the fund intends to invest at least 80% of its assets, plus any borrowings for investment purposes, in such Senior Loans. Senior Loans are typically secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is periodically adjusted to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its assets in securities of non-U.S. issuers. The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them.

The below paragraphs replace the first paragraph under the section entitled "The Fund in Detail – Goal and Strategies." In addition, references to "securities" in the current second and third paragraphs under such section in the context of disclosing how the portfolio managers select securities or determine to sell securities for the fund are changed to refer to "investments."

The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Services ("Moody's") and BB or lower by Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc. ("S&P")), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly considered the equivalent of "junk bonds." The high yield, fixed income securities in which the fund will invest will primarily consist of Senior Loans issued by non-investment grade companies. Under normal market conditions, the fund intends to invest at least 80% of its assets, plus any borrowings for investment purposes, in such Senior Loans. Senior Loans are typically secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is periodically adjusted to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its assets in securities of non-U.S. issuers. The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund will generally not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

The fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

The information under the section entitled "The Fund in Detail – Portfolio Investments" is replaced with the following:

The instruments in which the fund invests are:

•  floating rate loans and notes

•  corporate bonds and notes

•  convertible bonds and preferred stocks

•  equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

The fund may invest:

•  without limit in floating rate debt securities, including their unrated equivalents

•  up to 30% of assets in securities of non-U.S. issuers

To a limited extent the fund may also engage in other investment practices.

The following risk factors under the sections entitled "Principal Risks of Investing in the Fund" and "The Fund in Detail – Risk Factors – Principal Risk Factors" are updated as set out below. Additional risk factors are disclosed in the Prospectuses.

CREDIT RISK

The issuer of a security, the borrower of a loan or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With loans and other fixed income instruments, a rise in interest rates typically causes a fall in values. The impact of interest rate changes on floating rate instruments is typically mitigated by the periodic interest rate adjustments of the instruments.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was at an earlier time. Certain loans or other fixed income instruments can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and fixed income instruments, and the mutual funds that invest in them.

Loans and other fixed income instruments generally involve less market risk than stocks. However, the risk of fixed income instruments can vary significantly depending upon factors such as issuer and maturity. The fixed income instruments of some companies may be riskier than the stocks of others.

The following risk factors are added to the sections entitled "Principal Risks of Investing in the Fund" and "The Fund in Detail – Risk Factors – Principal Risk Factors":

PREPAYMENT RISK

In a declining interest rate environment, prepayment of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

LIQUIDITY RISK

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly available information, some Senior Loans are not as easily purchased or sold as publicly traded securities. No active trading market may exist for certain Senior Loans and other fixed income instruments and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. This may impair the ability of the fund to sell or realize the full value of its Senior Loans or other fixed income instruments in the event of a need to liquidate such assets.

In addition, certain fund investments, such as some credit default swap agreements, may be difficult to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other investments instead or forgo an investment opportunity. Any of these could have a negative impact on fund management or performance.

SENIOR LOANS RISKS

Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions.

Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. The fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value. Where the fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

VALUATION RISK

The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund.

The risk factors entitled "Liquidity Risk," "Prepayment Risk," and "Valuation Risk" are deleted from the section entitled "The Fund in Detail – Risk Factors – Other Risk Factors."

Portfolio Manager Changes

The following paragraph replaces the paragraph under the section entitled "Management – Portfolio managers":

The Credit Suisse Credit Investments Group Team is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, David H. Lerner, a Managing Director of Credit Suisse, Thomas J. Flannery, a Managing Director of Credit Suisse, and Wing Chan, a Director of Credit Suisse. Messrs. Popp, Lerner and Flannery and Ms. Chan have been members of the Credit Suisse Credit Investments Group Team since 1997, 1998, 1998 and 2005, respectively.

The information under the section entitled "Meet the Managers" is supplemented with the following:

The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, David H. Lerner, Thomas J. Flannery, and Wing Chan.

John G. Popp is the lead manager for the fund and oversees the fund's overall industry, credit, duration, yield curve positioning and security selection. David H. Lerner, Thomas J. Flannery and Wing Chan focus on the fund's industry and issuer allocations.

John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group ("CIG"), with primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is a Member of the Board of Directors of

Credit Suisse Asset Management Securities, Inc. and serves on the Operating Committee of Credit Suisse Asset Management, LLC. Mr. Popp also serves as the Chief Executive Officer of the Credit Suisse Funds, as well as serving as Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and the Credit Suisse High Yield Bond Fund. Previous to Credit Suisse, Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. In 1989, Mr. Popp joined the Corporate Finance Department of Kidder Peabody & Co., Inc. as Senior Vice President, previously serving as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert. Mr. Popp is a member of the Brookings Institute's Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a Bachelor of Arts degree from Pomona College and an M.B.A. from the Wharton Graduate Division of the University of Pennsylvania.

David H. Lerner is a Managing Director of Credit Suisse and a Portfolio Manager of CIG. Mr. Lerner has primary responsibilities for debt trading, directing the investment decisions, monitoring policies and managing portfolio risk of CIG. Mr. Lerner joined Credit Suisse in November 2000 through the merger with DLJ. Prior to DLJ, Mr. Lerner worked at First Dominion Capital, LLC as a Senior Vice President. Previous to First Dominion, Mr. Lerner worked at the Mitsubishi Trust and Banking Corporation as a Vice President in the Leveraged Finance Group. Prior to that, he worked at Banque Francaise du Commerce Exterieur as a Vice President in the Corporate Finance Group. Mr. Lerner began his career at Chase Manhattan Bank as an Associate. Mr. Lerner holds a BBA in Finance from The George Washington University.

Thomas J. Flannery is a Managing Director of Credit Suisse and Portfolio Manager for CIG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Previous to CIG, Mr. Flannery served as an Associate at First Dominion Capital, LLC, which he joined in 1998. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc., where he served as an Analyst in the Financial Restructuring Group, working on a variety of debtor and creditor representation assignments. Mr. Flannery graduated with a Bachelor of Science degree from Georgetown University.

Wing Chan is a Director of Credit Suisse and a Portfolio Manager of CIG with primary responsibility for high yield bonds. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco's High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder.

Shareholders should retain this supplement for future reference.

Dated: April 4, 2011	16-0411 HI-PRO-LOAD HI-PRO-CMN 2011-001